AAM/Phocas Real Estate Fund

Class A (Ticker Symbol: APRAX)

Class C (Ticker Symbol: APRCX)

Class I (Ticker Symbol: APRIX)

a series of the Investment Managers Series Trust

Supplement dated September 24, 2018 to the

Prospectus dated August 1, 2018.

Effective immediately, the AAM/Phocas Real Estate Fund (the “Fund”) will change the frequency of its net investment income distribution payments from annually to quarterly. As a result, the first paragraph under “DIVIDENDS AND DISTRIBUTIONS” on page 27 of the Prospectus is replaced with the following:

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

Please file this Supplement with your records.